UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 10, 2006

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829
Delaware (State or other jurisdiction of incorporation)	62-1721435 (I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

FY2006 Annual Bonus Payouts

Chairman, President and Chief Executive Officer

The annual bonus for the fiscal year ended May 31, 2006 (“FY2006”) for Frederick W. Smith, FedEx’s Chairman, President and Chief Executive Officer, was determined by the achievement of corporate objectives for consolidated pre-tax income for FY2006. The Compensation Committee of the FedEx Board of Directors could adjust this amount upward or downward based on its consideration of several factors, including: FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average and the Dow Jones Industrial Average; FedEx’s revenue and operating income growth relative to competitors; FedEx’s cash flow; FedEx’s return on invested capital; FedEx’s U.S. revenue market share; FedEx’s reputation rankings by various publications and surveys; and the Compensation Committee’s assessment of the quality and effectiveness of Mr. Smith’s leadership during FY2006. None of these factors was given any particular weight by the Compensation Committee in determining whether to adjust Mr. Smith’s bonus amount. Mr. Smith’s annual bonus target for FY2006 was 130% of his base salary, with a maximum payout of 300% of his target bonus.

On July 10, 2006, the independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approved an FY2006 annual bonus of $2,679,147 for Mr. Smith.

Non-CEO Named Executive Officers

FedEx Corporation executive vice presidents participated in the FY2006 annual incentive cash bonus plan for headquarters employees. Under this plan, the annual bonus target for each executive was 90% of his or her base salary, with a maximum payout of 240% of the target bonus. A threshold payout of up to 30% of the target bonus was based on the achievement of individual objectives established at the beginning of the fiscal year for each executive. The achievement level of each executive’s individual objectives was based on Mr. Smith’s evaluation at the conclusion of FY2006, which was reviewed by the Compensation Committee. The balance of the bonus payout was based on FedEx’s consolidated pre-tax income for FY2006 and ranged, on a sliding scale, from a minimum amount if the plan’s pre-established consolidated pre-tax income threshold was achieved up to a maximum amount if such financial performance goal was substantially exceeded.

The president and chief executive officer of each of FedEx Express and FedEx Ground participated in the FY2006 annual incentive cash bonus plan sponsored by his respective company. The target annual bonus for the president and chief executive officer of FedEx Express was 100% of his base salary, with a maximum payout of 240% of his target bonus. The target annual bonus for the president and chief executive officer of FedEx Ground was 80% of his base salary, with a maximum payout of 240% of his target bonus. Under each of these plans, a threshold payout of up to 30% of the target bonus was based on the achievement of individual objectives established at the beginning of the fiscal year for each executive. The achievement level of each executive’s individual objectives was based on Mr. Smith’s evaluation at the conclusion of FY2006, which was reviewed by the Compensation Committee. The balance of the bonus payout under each of these plans was based on each respective subsidiary’s operating income (30% of the target bonus) and FedEx’s consolidated pre-tax income (40% of the target bonus) for FY2006 and ranged, on a sliding scale, from a minimum amount if the plan’s pre-established subsidiary operating income and FedEx’s consolidated pre-tax income thresholds were achieved up to a maximum amount if such financial performance goals were substantially exceeded.

The following table sets forth the FY2006 annual bonus amount for each of FedEx’s non-CEO named executive officers.

Name and Current Position	FY2006 Annual Bonus Amount

David J. Bronczek	$1,196,892
President and Chief Executive Officer —
FedEx Express

Alan B. Graf, Jr.	$994,460
Executive Vice President and
Chief Financial Officer

Daniel J. Sullivan	$872,425
President and Chief Executive Officer —
FedEx Ground

T. Michael Glenn	$926,530
Executive Vice President,
Market Development and
Corporate Communications

FY2004 — FY2006 Long-Term Incentive Plan Payouts

In 2003, the Compensation Committee established a long-term incentive cash bonus plan for members of upper management, including executive officers. This plan provided a bonus opportunity following the conclusion of FY2006 if FedEx achieved an aggregate earnings-per-share goal established by the Compensation Committee with respect to the three-fiscal-year period 2004 through 2006. Maximum bonuses were awarded under this plan for FY2006 to all eligible participants because FedEx’s performance substantially exceeded the plan goal for the three-fiscal-year period.

The following table sets forth the payouts to FedEx’s named executive officers under this plan.

Name	Performance Period	Plan Payout

F.W. Smith	FY2004—FY2006	$3,375,000
D.J. Bronczek	FY2004—FY2006	$1,500,000
A.B. Graf, Jr.	FY2004—FY2006	$1,125,000
D.J. Sullivan	FY2004—FY2006	$ 900,000
T.M. Glenn	FY2004—FY2006	$1,125,000

New Base Salaries of Named Executive Officers

The following table sets forth the new annual base salaries of FedEx’s named executive officers.

Name	Base Salary

F.W. Smith	$1,399,848
D.J. Bronczek	$910,872
A.B. Graf, Jr.	$872,256
D.J. Sullivan	$902,244
T.M. Glenn	$775,056

Each named executive officer’s annual base salary was increased by 3.5%. The base salary increases for Messrs. Smith, Graf and Glenn were in addition to their ad hoc base salary increases effective as of June 1, 2006. Mr. Smith’s new base salary is effective as of July 16, 2006. The new base salaries of the other named executive officers are effective as of July 1, 2006.

The new base salaries of Messrs. Bronczek, Graf, Sullivan and Glenn were set by Mr. Smith within the limits established by the Compensation Committee. The independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approved Mr. Smith’s new base salary on July 10, 2006.

Compensation of Non-Management Directors

Beginning in July 2006, non-management (outside) directors will be paid:

•                  a quarterly retainer of $18,750;

•                  $2,000 for each in-person Board meeting attended;

•                  $1,000 for each telephonic Board meeting attended;

•                  $1,750 for each in-person committee meeting attended, other than for the Audit Committee;

•                  $875 for each telephonic committee meeting attended, other than for the Audit Committee;

•                  $2,000 for each in-person Audit Committee meeting attended; and

•                  $1,000 for each telephonic Audit Committee meeting attended.

Directors who attend an in-person Board or committee meeting telephonically will be paid 75% of the applicable in-person meeting fee.

Committee chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees will be paid an additional annual fee of $12,000. The Audit Committee chairperson will be paid an additional annual fee of $20,000. Each outside director who is elected at FedEx’s 2006 annual meeting will receive a stock option for 4,400 shares of FedEx common stock on the date of the 2006 annual meeting. Any outside director appointed to the Board after the 2006 annual meeting will receive a stock option for 4,400 shares of FedEx common stock upon his or her appointment.

Outside directors are provided or reimbursed for travel (including spousal travel for certain meetings) and lodging and are reimbursed for other customary out-of-pocket expenses incurred in attending Board, committee and stockholder meetings. In addition, outside directors have FedEx Express and FedEx Ground discount shipping privileges and discount service privileges at FedEx Kinko’s on the same basis as provided generally to employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: July 13, 2006	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and
Principal Accounting Officer